CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Annual Report of Sooner Holdings, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2003 (the "Report"), I, R.C. Cunningham II, Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 25, 2007

                                                      /s/ R.C. Cunningham II
                                                     ---------------------------
                                                     R.C. Cunningham II Chief
                                                     Executive Officer


                  The  above  certification  is  furnished  solely  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.




















                                                                      Exhibit 32
                                                                Page 1 of 1 Page